THE ARBITRAGE FUNDS

Water Island Event-Driven Fund

Supplement dated April 19, 2023 to the

Summary Prospectus dated September 30, 2022

On or about June 1, 2023, Todd Munn will no longer be a portfolio manager for Water Island Event-Driven Fund (the “Fund”) and will be retiring from Water Island Capital, LLC, the investment adviser to the Fund. At that time, all references to Mr. Munn in the Summary Prospectus are hereby deleted.

Please retain this supplement for future reference.